The Advisors' Inner Circle Fund

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WESTWOOD MLP AND STRATEGIC ENERGY FUND
Summary Prospectus | March 1, 2016
Ticker: Institutional Shares -- WMLPX

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.westwoodfunds.com/literature/RegulatoryDocuments.aspx. You can also get this information at no cost by calling 1-877-386-3944, by sending an e-mail request to westwoodfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
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FUND INVESTMENT OBJECTIVE
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The investment objective of the Westwood MLP and Strategic Energy Fund (the
"Fund") is to seek to provide total return through a combination of capital appreciation and current income.

FUND FEES AND EXPENSES
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This table describes the fees and expenses that you may pay if you buy and hold
Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                                 INSTITUTIONAL
                                                                    SHARES
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Management Fees                                                      0.85%
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Other Expenses                                                       0.94%
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Acquired Fund Fees and Expenses                                      0.03%
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Total Annual Fund Operating Expenses(1)                              1.82%
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Less Fee Reductions and/or Expense Reimbursements                   (0.79)%
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Total Annual Fund Operating Expenses After Fee Reductions and/or
   Expense Reimbursements(1,2)                                       1.03%
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(1)  The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets until February 28, 2017. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
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                  $105        $496         $911         $2,072
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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal period from December 29, 2014 (commencement of Fund operations) to October 31, 2015, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.


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PRINCIPAL INVESTMENT STRATEGIES
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Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Master Limited Partnerships ("MLPs") and other energy-related investments. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. MLPs and other energy-related investments are:

(i) MLPs that are publicly traded and treated as partnerships for U.S. federal income tax purposes, which are involved in "energy-related activities," including the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources ("energy-related MLPs").

(ii) Companies structured as MLPs that have elected to be taxed as corporations for U.S. federal income tax purposes, which are involved in energy-related activities.

(iii) I-Shares issued by MLP affiliates, substantially all of whose assets consist of units or ownership interests of an affiliated energy-related MLP.

(iv) Companies other than MLPs that derive at least 50% of their revenues or operating income from energy-related activities, including energy-related utilities companies.

(v) Exchange-traded notes whose returns are linked to the returns of energy-related MLPs or indices thereof.

(vi) Exchange-traded, open-end or closed-end funds that invest primarily in energy-related MLPs or their affiliates.

(vii) Instruments that provide economic exposure to each type of investment listed in items (i) through (vi) above, including derivative instruments, such as futures contracts, forward contracts, options and swaps.

The Fund may invest in companies of any market capitalization, and may invest in initial public offerings. The Fund may invest in fixed income securities of any credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality ("junk bonds"). The Fund may invest up to 25% of its net assets in foreign securities.


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The Fund may invest no more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships ("QPTPs") for U.S. federal income tax purposes. This limitation does not apply to I-Shares issued by MLP affiliates that are not treated as partnerships, or another type of pass-through entity, for U.S. federal income tax purposes.

The Fund will concentrate its investments in the securities of companies in the energy industries. The Fund is also classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

In deciding which securities to purchase for the Fund, the Adviser employs a proprietary fundamental bottom-up approach, which includes generating investment ideas and identifying companies with a favorable reward/risk ratio and certain other characteristics.

The Adviser considers the following security characteristics before investing:

     o    Current price and yield

     o    Price target and upside potential

     o    Downside risk

     o    Discounted cash flows

     o    Valuation multiples

     o    Distribution growth

The Adviser creates proprietary models based on a set of inputs -- risk-adjusted discount rates and oil and natural gas price curves -- which produce reward/risk ratios based on the price targets and downside risk scenarios.

In addition to a favorable reward/risk ratio, the Adviser also seeks to invest in companies with the following characteristics:

     o    Solid balance sheet

     o    Readily identifiable value drivers

     o    An experienced, prudent management team

     o    Access to capital and favorable cost of capital

     o    A history of successful execution

     o    Well-positioned assets

     o    Stable long-term contracts

     o    Equitable cash flow sharing with limited partners


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In deciding whether to sell a security for the Fund, the Adviser utilizes sell signals, which include, but are not limited to: a security reaching a predetermined price target, a change to a company's fundamentals that make the reward/risk profile less attractive, or a need to improve the overall reward/risk profile of the Fund. To control the risk of negative price movements, the Adviser reviews a security for sale when it perceives negative changes to the investment thesis or when the price declines 15% over 30 days.

PRINCIPAL RISKS
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As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

The performance of securities issued by MLP affiliates, including I-Shares, primarily depends on the performance of the affiliated MLP. The risks and uncertainties that affect an MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities issued by that MLP's affiliate. I-Shares may trade at a market price below that of the affiliated MLP and may be less liquid than securities of the affiliated MLP.


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ENERGY INDUSTRIES RISK -- The Fund is subject to the risk of concentrating investments in the energy industries, which makes it more susceptible to factors adversely affecting issuers within those industries than a fund investing in a more diversified portfolio of securities. A downturn in the energy industries could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy industries may lag the performance of other industries or the broader market as a whole. Energy companies are affected by worldwide energy prices and costs related to energy production. These companies may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

Investments in energy-related utilities companies involve special considerations, including the risk of changing commodity prices, government regulation and oversight, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing utility services. Utilities companies are also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of facilities.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


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INITIAL PUBLIC OFFERING ("IPO") RISK -- The market value of shares in an IPO may fluctuate considerably or decline shortly after the IPO, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

FIXED INCOME RISK -- Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or "junk bonds." Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

HIGH YIELD BOND RISK -- High yield bonds (often called "junk bonds") are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding


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tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

EXCHANGE-TRADED NOTE ("ETN") RISK -- An ETN is a debt security of an issuer that is listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. The Fund could lose some of or the entire amount invested in ETNs. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market.

RISKS OF INVESTING IN OTHER INVESTMENT COMPANIES -- To the extent the Fund invests in other investment companies, such as exchange-traded funds ("ETFs"), closed-end funds and other open-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's


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proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

DERIVATIVES RISK -- The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described below. A Fund's use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

TAX RISK -- The Fund intends to qualify each year as a regulated investment company (a "RIC") for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet requirements including with respect to


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the diversification of its assets. In particular, the Fund may not invest more than 25% of its total assets in the securities of entities treated as QPTPs for U.S. federal income tax purposes, including certain MLPs. If the Fund were to fail to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and distributions from earnings and profits would generally be taxable to Fund shareholders as ordinary income.

INDUSTRY CONCENTRATION RISK -- The Fund concentrates its investments in the energy industries. Concentration in particular industries subjects the Fund to the risks associated with those industries. As a result, the Fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting those industries than funds investing in a broader range of industries.

NON-DIVERSIFICATION RISK -- The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

LIQUIDITY RISK -- Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.












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PERFORMANCE INFORMATION
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The bar chart and the performance table below illustrate the risks of an investment in Institutional Shares of the Fund by showing the Fund's Institutional Shares' performance for the 2015 calendar year and by showing how the Fund's Institutional Shares' average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

                  [BAR CHART OMITTED - PLOT POINTS AS FOLLOWS]

                                    (33.92)%
                                      2015

                        BEST QUARTER         WORST QUARTER
                            1.06%              (25.75)%
                        (03/31/2015)         (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's Institutional Shares' average annual total returns for the periods ended December 31, 2015 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


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Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

WESTWOOD MLP AND STRATEGIC ENERGY FUND --                        SINCE INCEPTION
INSTITUTIONAL                                          1 YEAR       (12/29/14)
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Fund Returns Before Taxes                              (33.92)%      (33.90)%
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Fund Returns After Taxes on Distributions              (34.64)%      (34.62)%
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Fund Returns After Taxes on Distributions and Sale
   of Fund Shares                                      (19.17)%      (26.12)%
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Alerian MLP Index (reflects no deduction for fees,
   expenses, or taxes)                                 (32.59)%      (33.02)%
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INVESTMENT ADVISER
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Westwood Management Corp.

PORTFOLIO MANAGERS
------------------------------------------------------- -------- ---------------

Mr. Hollis Ghobrial, CFA, Vice President, Research Analyst, has managed the Fund since its inception in 2014.

Mr. Matthew Na, CFA, Associate Vice President, Research Analyst, has managed the Fund since its inception in 2014.

Mr. Todd L. Williams, CFA, Senior Vice President, Senior Research Analyst, has managed the Fund since its inception in 2014.

PURCHASE AND SALE OF FUND SHARES
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To purchase shares of the Fund for the first time, you must invest at least
$5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.


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TAX INFORMATION
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The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account ("IRA"), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS
AND OTHER FINANCIAL INTERMEDIARIES
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If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.






















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                                                                 WHG-SM-017-0300